                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                   Form 8-K

                               CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               Date of report:
                               October 30, 2002
                       Date of earliest event reported:
                               October 29, 2002


                        ARMSTRONG WORLD INDUSTRIES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Pennsylvania                   1-2116               23-0366390
 -------------------------------------------------------------------------------
 (State of Organization)    (Commission File Number)     (I.R.S. Employer
                                                         Identification No.)


               2500 Columbia Avenue Lancaster, Pennsylvania 17603
               --------------------------------------------------
         (Address of Registrant's Principal Executive Office)(Zip Code)


                                 (717) 397-0611
                                 --------------
              (Registrant's telephone number, including area code)


                            ARMSTRONG HOLDINGS, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Pennsylvania                  333-32530                 23-3033414
 -------------------------------------------------------------------------------
 (State of Organization)   (Commission File Number)          (I.R.S. Employer
                                                             Identification No.)


               2500 Columbia Avenue Lancaster, Pennsylvania 17603
         (Address of Registrant's Principal Executive Office)(Zip Code)


                                 (717) 397-0611
                                 --------------
              (Registrant's telephone number, including area code)



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Item 5.      Other Events.

The court in the Chapter 11 case of Armstrong World Industries, Inc. has approved an amendment to the Company's post-petition credit facility. At the Company's request, the amendment reduces the amount of the facility to $75 million from $200 million, eliminates the borrowing feature but retains the letter of credit issuance facility. The borrowing feature of the facility was eliminated because the Company, in view of its cash balance and projected cash requirements, did not anticipate a need for any such borrowings in the foreseeable future. The letter of credit facility is used in the ordinary course of business for a variety of commercial purposes.

Item 7(c).   Exhibits.

Exhibit   Description
99 FOURTH AMENDMENT, dated as of September 30, 2002 (the "Amendment"), to the REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of December 6, 2000, among ARMSTRONG WORLD INDUSTRIES, INC. corporation, a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the "Guarantors"), and JPMORGAN CHASE BANK, successor to The Chase Manhattan Bank, and the other financial institutions party thereto.


                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARMSTRONG WORLD INDUSTRIES, INC.

                                        By: /s/ Walter T. Gangl

                                            ----------------------
                                                Walter T. Gangl
                                              Assistant Secretary

                                        ARMSTRONG HOLDINGS, INC.

                                        By: /s/ Walter T. Gangl

                                            ----------------------
                                                Walter T. Gangl
                                Deputy General Counsel and Assistant Secretary

Date: October 30, 2002

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EXHIBIT INDEX

99 FOURTH AMENDMENT, dated as of September 30, 2002 (the "Amendment"), to the REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of December 6, 2000, among ARMSTRONG WORLD INDUSTRIES, INC. corporation, a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the "Guarantors"), and JPMORGAN CHASE BANK, successor to The Chase Manhattan Bank, and the other financial institutions party thereto.